Trade and other receivables	12 Months Ended
Mar. 31, 2019
Trade and other receivables
Trade and other receivables

 14. Trade and other receivables

Trade and other receivables mainly consist of amounts owed to us by customers and amounts that we pay to our suppliers in advance. Derivative financial instruments with a positive market value are reported within this note as are contract assets, which represent an asset for accrued revenue in respect of goods or services delivered to customers for which a trade receivable does not yet exist.

Accounting policies

Trade receivables represent amounts owed by customers where the right to payment is conditional only on the passage of time. Trade receivables that are recovered in instalments from customers over an extended period are discounted at market rates and interest revenue is accredited over the expected repayment period. Other trade receivables do not carry any interest and are stated at their nominal value. When the Group establishes a practice of selling portfolios of receivables from time to time these portfolios are recorded at fair value through other comprehensive income; all other trade receivables are recorded at amortised cost.

The carrying value of all trade receivables, contract assets and finance lease receivables recorded at amortised cost is reduced by allowances for lifetime estimated credit losses. Estimated future credit losses are first recorded on the initial recognition of a receivable and are based on the ageing of the receivable balances and historical experience. Individual balances are written off when management deems them not to be collectible.

	2019	2018
	€m	€m
Included within non-current assets:
Trade receivables	197	435
Trade receivables held at fair value through other comprehensive income	179	—
Contract assets[1]	531	350
Contract-related costs	375	—
Amounts owed by associates and joint ventures	1	1
Other receivables	77	194
Prepayments	371	597
Derivative financial instruments[2]	3,439	2,449
	5,170	4,026
Included within current assets:
Trade receivables	4,088	4,967
Trade receivables held at fair value through other comprehensive income	613	—
Contract assets[1]	3,671	2,257
Contract-related costs	1,132	—
Amounts owed by associates and joint ventures	388	524
Other receivables	876	895
Prepayments	1,227	1,152
Derivative financial instruments[2]	195	180
	12,190	9,975

Notes:

1Previously described as accrued income in the year ended 31 March 2018.

2Items are measured at fair value and the valuation basis is level 2 classification, which comprises items where fair value is determined from inputs other than quoted prices that are observable for the asset or liability, either directly or indirectly.

The Group’s trade receivables and contract assets are classified at amortised cost unless stated otherwise and are measured after allowances for future expected credit losses, see note 21 “Capital and financial risk management” for more information on credit risk.

The carrying amounts of trade and other receivables, which are measured at amortised cost, approximate their fair value and are predominantly non-interest bearing.

The Group’s contract-related costs comprise €1,433 million relating to costs incurred to obtain customer contracts and €74 million relating to costs incurred to fulfil customer contracts; an amortisation and impairment expense of €1,506 million was recognised in operating profit during the year.

In January and February 2019 €57 million and €70 million, respectively, of trade receivables were reclassified from amortised cost to fair value through other comprehensive income following changes to the Group’s business model under which the balances may be sold to a third party.

The fair values of the derivative financial instruments are calculated by discounting the future cash flows to net present values using appropriate market interest rates and foreign currency rates prevailing at 31 March.